EXHIBIT 24

POWER OF ATTORNEY

PETER A. ALLEN

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Peter A. Allen, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Peter A. Allen
Peter A. Allen

POWER OF ATTORNEY

ROBERT S. FALCONE

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Robert S. Falcone, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Robert S. Falcone
Robert S. Falcone

POWER OF ATTORNEY

FREDERICK T. HULL

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Frederick T. Hull, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Frederick T. Hull
Frederick T. Hull

POWER OF ATTORNEY

DONALD W. KEEBLE

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Donald W. Keeble, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Donald W. Keeble
Donald W. Keeble

POWER OF ATTORNEY

PAUL F. LITTLE

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Paul F. Little, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Paul F. Little
Paul F. Little

POWER OF ATTORNEY

DIANE L. NEAL

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Diane L. Neal, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Diane L. Neal
Diane L. Neal

POWER OF ATTORNEY

MARVIN G. SIEGERT

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Marvin G. Siegert, hereby constitutes and appoints Greggory C. Hammann or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2005, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 16th day of March, 2006.

Signature:

/s/ Marvin G. Siegert
Marvin G. Siegert